Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

June 3, 2021

ThinkEquity, a division of Fordham Financial Management, Inc.
17 State Street, 22nd Floor
New York, NY 10004

Ladies and Gentlemen:

Subject to the terms and conditions herein (this “Agreement”) and the Transaction Documents (defined below), BriaCell Therapeutics Corp. (the “Company”), hereby agrees to sell securities consisting of units of the Company (each, a “Unit”), comprised of one common share in the capital of the Company (each, a “Share”) or, in lieu of each Share, one pre-funded warrants to purchase a Share (each, a “Pre-Funded Warrant”), and one common share purchase warrant (each, a “Warrant”), with each Warrant entitling the holder thereof to acquire one Share, directly to various investors (each, an “Investor” and, collectively, the “Investors”) through ThinkEquity, a division of Fordham Financial Management, Inc. (the “Placement Agent”), as placement agent. The Securities (as defined herein) shall be offered and sold pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act and pursuant to a prospectus exemption from registration under Canadian securities laws. The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “RRA”) shall be collectively referred to herein as the “Transaction Documents.” The Purchase Price to the Investors for each Unit is USD$5.26 (less USD$0.0001 for each Pre-Funded Warrant). The exercise price to the Investors for each Share issuable upon exercise of the Pre-Funded Warrants is USD$0.0001. The exercise price to the Investors for each Share issuable upon exercise of the Warrants is USD$6.19. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below). The Shares (including the Shares issued upon exercise of the Pre-Funded Warrants), the Pre-Funded Warrants, the Warrants and the Shares issuable upon exercise of the Warrants (the “Warrant Shares”) are hereafter collectively referred to as the “Securities”.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent and Compensation.

(a)       On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive Placement Agent in connection with the offering and sale by the Company of the Securities pursuant to the Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act and pursuant to a prospectus exemption from registration under Canadian securities laws, with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”). As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)       A cash fee equal to 8% of the gross proceeds received by the Company from the sale of the Securities at the Closing of the Offering to Investors (the “Cash Fee”).

(ii)       The Company also agrees to reimburse the Placement Agent for all reasonable and out-of-pocket expenses incurred in connection with the Placement Agent’s engagement, including fees and expenses of the Placement Agent’s legal counsel and due diligence analysis in the amount of USD$50,000 which amount shall be paid at the Closing from the gross proceeds of the sales of the Units.

(iii)       The Company will issue to the Placement Agent or its designees such number of Warrants equal to 5% of the Units sold in the Offering.

(b)       The term of the Placement Agent’s exclusive engagement will be until the completion of the Offering (the “Exclusive Term”); provided, however, that a party hereto may terminate the engagement with respect to itself at any time upon fifteen (15) days written notice to the other parties; provided, however, that no such notice may be delivered prior to August 5, 2021. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D)(i), will survive any expiration or termination of this Agreement. Notwithstanding anything herein to the contrary, the agreements and covenants of the Company set forth in the Underwriting Agreement dated February 23, 2021 (the “Underwriting Agreement”), between the Company and the Placement Agent, and in particular, but without limitation, the right of first refusal of the Placement Agent set out in Section 7.3 of the Underwriting Agreement, shall continue to be effective and shall survive and be enforceable in accordance with their terms. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined herein) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

Section 2. Representations and Warranties. The Company represents and warrants to the Placement Agent, as of the date hereof and as of the Closing Date, as follows, except as otherwise disclosed in the Purchase Agreement or the schedules or exhibits thereto:

(a)       Compliance with Applicable Regulations. The Transaction Documents have been prepared by the Company in conformity with all applicable laws and in compliance with Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D and the requirements of all other rules and regulations of the Commission relating to offerings of the type contemplated by the Offering and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies the Company that the Shares are to be offered and sold. The Shares will be offered and sold to the Investors in the Offering pursuant to the exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D as a transaction not involving a public offering and the requirements of any other applicable state securities or “Blue Sky” laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Shares are being offered for sale. None of the Company, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, or knows of any reason why any such exemption would be otherwise unavailable to it. None of the Company, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Rule 503 of Regulation D. The Company has not, for a period of six months prior to the commencement of the offer and sale of the Shares sold, offered for sale or solicited any offer to buy any of its securities in a manner that would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Shares pursuant to the Transaction Documents.

(b)       No Material Misstatements or Omissions. The Regulatory Filings (as defined below) do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items made, prepared or supplied by the Company with respect to the Offering and the other transactions contemplated by the Transaction Documents contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact which the Company has not disclosed in the Regulatory Filings or the Transaction Documents and of which the Company is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the ability of the Company to fully and timely perform its obligations under this Agreement and the other Transaction Documents (a “Material Adverse Effect”).

(c)       Incorporation and Regulatory Filings. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Province of British Columbia. The Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with all applicable regulatory authorities in Canada and the United States, as applicable, including all exhibits and appendices included therein, including financial statements, notes and schedules thereto and documents incorporated by reference therein, all of which is hereinafter referred to as the “Regulatory Filings”). All such Regulatory Filings, as at their respective filing dates, complied in all material respects with the requirements of all applicable laws. There has been no action instigated or, to our knowledge, threatened or otherwise commenced by any applicable regulatory authority alleging that, the Regulatory Filings failed to so comply.

(d)       Corporate Authority. The Company has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted, has all the necessary and requisite documents and approvals from any applicable governmental authorities, has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue, sell and deliver the Shares, and to make the representations in this Agreement and the other Transaction Documents accurate and not misleading. Prior to the Closing, this Agreement and each of the other Transaction Documents will have been duly authorized by all necessary action of the Company. This Agreement has been duly authorized, executed and delivered and constitutes and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)       Authorization of Shares. The Shares will be duly authorized, validly issued, fully paid and non-assessable upon payment of the purchase price therefor to the Company in accordance with the terms of the Purchase Agreement, and will have the rights, preferences and priorities set forth in the Company’s constating documents, including the Articles (the “Constating Documents”). The holders of Shares will not be subject to personal liability solely by reason of being such holders.

(f)       No Conflicts. None of the execution and delivery of or performance by the Company under this Agreement or any of the other Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under (i) any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, (ii) any term of the Constating Documents, or (iii) any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets, except in the case of (i) or (iii) above, as disclosed in the Purchase Agreement or that would not, or could not reasonably be expected to, have a Material Adverse Effect.

(g)       Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than (i) a Form D with the SEC and any other filings as may be required by any state securities agencies, (ii) such as may be required under applicable state securities or “Blue Sky” laws, and (iii) a Listing of Additional Shares filing with the Nasdaq Stock Market, Inc.), any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement or any of the other Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing shall have been obtained or effected on or prior to the Closing, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Agreement, or the other Transaction Documents.

(h)       Litigation. Except as set forth in the Purchase Agreement, there is no action, suit, claim, proceeding, hearing, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, any securities of the Company or any of the Company’s officers or directors (in their capacity as such) which is outside of the ordinary course of business or individually or in the aggregate material to the Company or, if determined adversely to the Company or such officer or director, could reasonably be expected to adversely affect the Offering or the enforceability of this Agreement or the other Transaction Documents.

(i)       Brokers. Except for the Placement Agent, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of the Offering.

(j)       No Registration Required Under the Securities Act. Assuming the accuracy of the representations and warranties of the Investors contained in the Purchase Agreement and the compliance of such parties with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Shares under the Transaction Documents, to register the such offerings, issuances and sales under the Securities Act or any state securities or “Blue Sky” laws.

(k)       No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under United States law or the laws of any state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement and the other Transaction Documents or the issuance and sale by the Company of the Shares.

(l)       No General Solicitation. Neither the Company nor any of its affiliates have engaged, or will engage, directly or indirectly in any form of “general solicitation” or “general advertising” in connection with the Offering of the Shares (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and the Company has not entered, and will not enter, into any arrangement or agreement with respect to the distribution of the Shares, except for the Transaction Documents.

(m)       No Integration. Neither the Company nor any of its affiliates has directly or indirectly sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) that is, or would be, integrated with the sale of any of the Shares in a manner that would require the registration of the offering, issuance or sale of any of the Shares under the Securities Act.

(n)       Patriot Act Compliance. Neither the issuance and sale of the Shares by the Company nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. The Company is in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(o)       No Third Parties. The Company represents to the Placement Agent that the Company has not engaged and is not working with any third party finder in connection with the Offering or the introduction of the Company to the Placement Agent and the Company agrees not to engage, work with or pay fees to any third party finder in connection with the Offering or the introduction of the Company to the Placement Agent. The Company represents and warrants to the Placement Agent that the entry into this Agreement or any other action of the Company in connection with the Offering will not violate any agreement between the Company and any other broker-dealer.

(p)       No Disqualification Events. Neither the Company nor any Company Related Persons (as defined below) are subject to any of the disqualifications set forth in Rule 506(d) of Regulation D (each, a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Company Related Person is subject to a Disqualification Event. The Disclosure Package contains a true and complete description of the matters required to be disclosed with respect to the Company and the Company Related Persons pursuant to the disclosure requirements of Rule 506(e) of Regulation D, to the extent applicable. As used herein, “Company Related Persons” means any predecessor of the Company, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any general partner or managing member of the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any “promoter” (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity. The Company will promptly notify the Placement Agent in writing of (1) any Disqualification Event relating to any Company Related Person and (2) any event that would, with the passage of time, become a Disqualification Event relating to any Company Related Person.

(q)       Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent in connection herewith or in connection with any Offering shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(r)       Disclosure. The representations and warranties of the Company in Article 3 of the Purchase Agreement are true and correct as of the date of the Closing. For the benefit of the Placement Agent, the Company hereby incorporates by reference all of its representations and warranties as set forth in Article 3 of the Purchase Agreement with the same force and effect as if specifically set forth herein.

In addition, for the benefit of the Placement Agent, each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the Transaction Documents, is hereby incorporated in this Section 2 by reference as though fully restated herein, and each is hereby made to, and in favor of, the Placement Agent.

Section 3. Delivery and Payment. The Closing shall occur at the offices of Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, BC V6C 3H1 (or at such other place as shall be agreed upon by the Placement Agent and the Company) (“Placement Agent Counsel”). Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date shall be made by Federal Funds wire transfer, against issuance of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least two (2) business days before the time of purchase.

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent Counsel. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 4. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a)       Registration Statement. The Company will cooperate with the Placement Agent and the Investors in endeavoring to comply with the terms of the RRA.

(b)       Amendments and Supplements to the Transaction Documents and Other Matters. The Company will comply with the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Transaction Documents. If, prior to the termination of the Offering, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Transaction Documents in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Transaction Documents, the Company will promptly prepare and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment or supplement to the Transaction Documents that is necessary in order to make the statements therein as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Transaction Documents, as so amended or supplemented, will comply with law. Before amending or supplementing Transaction Documents in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will disseminate any such amendment or supplement to which the Placement Agent reasonably objects.

(c)       Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Company’s common shares.

(d)       Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors reasonably deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent, the Investors and the Company. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

(e)       No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(f)       Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

Section 5. Further Covenants of the Company.

The Company further covenants to and agrees with the Placement Agent as follows:

(a)       Representations and Warranties True and Correct. Except upon prior written notice to the Placement Agent, the Company shall not, at any time prior to the Closing, knowingly take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks of an earlier date or time, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date or time, as applicable).

(b)       Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Shares for sale under the securities or “Blue Sky” laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, pay such fees and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering. All such filings under applicable state securities or “Blue Sky” laws related to this Offering shall be prepared by the Company’s counsel at the Company’s expense, with copies of all filings to be promptly forwarded to the Placement Agent and its counsel. The Company shall comply with the Securities Act, all applicable state securities or “Blue Sky” laws and the rules and regulations thereunder in the states in which the Placement Agent may reasonably request with respect to the Offering so as to permit the continuance of the sales of the Shares, and will file or cause to be filed with the Commission no later than 15 days after the commencement of the sale of Shares, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all Notice of Sales of Securities on Form D and shall file all amendments thereto with the Commission as may be required. Copies of all Form D and all amendments thereto shall be provided to the Placement Agent.

(c)       No Requirement to Register as an Investment Company. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company to register as an investment company under the Investment Company Act.

Section 6. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)       No Untrue Statements. The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that items in the Company’s Public Record (as such term is defined in the Purchase Agreement) contains an untrue statement of a fact (as at the time each such statement was made) which, in the opinion of Placement Agent’s Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(b)       Compliance with Regulatory Requirements. No order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange.

(c)       Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Transaction Documents, and the registration or exemption therefrom, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent Counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 6.

(d)       No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect (as such term is defined in the Purchase Agreement).

(e)       Opinion of Counsel for the Company. The Placement Agent shall have received on the Closing Date the favorable opinion of legal counsel to the Company, dated as of the Closing Date.

(f)       Officer’s Certificate. At the Closing Date, the Placement Agent shall have received a certificate of the Company signed by an officer of the Company, dated the Closing Date certifying: (i) the representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing; and (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified. The documents referred to in such certificate shall be attached to such certificate.

(g)       Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Placement Agent executed copies of the Lock-Up Agreements (as such term is defined in the Purchase Agreement) from each of the officers and directors of the Company.

(h)       Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7 (Payment of Expenses), Section 8 (Indemnification and Contribution) and Section 9 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 7. Payment of Expenses. Subject to Section 1(a)(ii), the Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation and filing of the Transaction Documents, and all amendments and supplements thereto, and this Agreement; (vi) the fees and expenses associated with including the Securities on the trading market; and (vii) all costs associated with the Company’s compliance with the terms of the RRA.

Section 8. Indemnification and Contribution.

(a)       Indemnification of the Placement Agent. In consideration of the Placement Agent’s execution and delivery of, and the performance of its obligations under, this Agreement, and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, indemnify and hold harmless the Placement Agent, each of its Affiliates, each Person, if any, who controls the Placement Agent or any of its Affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of its and its directors, officers, partners, members, shareholders, direct or indirect investors, employees, representatives and agents (including, without limitation, those attorneys and other agents retained by Placement Agent or any such other Person in connection with the transactions contemplated by this Agreement and the other Transaction Documents) (collectively, the “Placement Agent Indemnified Parties”, and each a “Placement Agent Indemnified Party”), from and against any and all claims, actions, causes of action, suits, proceedings (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), including, without limitation, any and all derivative actions brought on behalf of the Company or any majority or wholly owned subsidiary (each, a “Subsidiary”), and any and all civil, criminal or regulatory investigations, whether formal or informal, to which any Placement Agent Indemnified Party may become subject (irrespective of whether any such Placement Agent Indemnified Party is a party, threatened to be made a party, or a witness to the claim, action, cause of action, suit, proceeding or investigation for which indemnification hereunder is sought), and all damages, losses, liabilities and expenses (including the reasonable fees and expenses of counsel) incurred by any Placement Agent Indemnified Party (including, without limitation, in settlement of any claim, action, cause of action, suit, proceeding or investigation), in each case as incurred (collectively, a “Claim”), as a result of, or arising out of, or relating to (i) any misrepresentation, inaccuracy or breach of any representation or warranty made by the Company or any Subsidiary in this Agreement or in any of the other Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in this Agreement or in any of the other Transaction Documents, (iii) the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents, (iv) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, (v) any untrue statement or alleged untrue statement of a material fact contained in any filing with a regulatory authority in Canada or the United States, or in any Transaction Document, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) the status of such Placement Agent Indemnified Party as a holder of any of the Shares, or as a party (or agent or attorney of such party) to this Agreement or any of the other Transaction Documents, (vii) any act or failure to act by any Placement Agent Indemnified Party in connection with, or relating in any manner to, the Shares, the Offering or any of the transactions contemplated by this Agreement or any of the other Transaction Documents, provided that the Company shall not be liable under this clause (vii) to the extent that a court of competent jurisdiction shall have determined by a final, non-appealable judgment that such claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense resulted from the gross negligence, bad faith or willful misconduct of such Placement Agent Indemnified Party; and to reimburse such Placement Agent Indemnified Party for any and all expenses (including the reasonable fees and disbursements of counsel chosen by such Placement Agent Indemnified Party) incurred by such Placement Agent Indemnified Party in connection with investigating, defending, settling, compromising or paying any such claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law as provided in Section 8(d).

(b)       Notifications and Other Indemnification Procedures. Promptly after receipt by a Placement Agent Indemnified Party under this Section 8 of notice of the commencement of any action, such Placement Agent Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Section 8, notify the Company in writing of the commencement thereof, but the omission so to notify the Company will not relieve it from any liability that it may have to any Placement Agent Indemnified Party for contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any Placement Agent Indemnified Party and the such Placement Agent Indemnified Party seeks or intends to seek indemnity from the Company, the Company shall assume the defense thereof with counsel reasonably satisfactory to such Placement Agent Indemnified Party; provided, however, if the defendants in any such action include both the Placement Agent Indemnified Party and the Company, and the Placement Agent Indemnified Party shall have reasonably concluded on the advice of its counsel that a conflict may arise between the positions of the Company and the Placement Agent Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Placement Agent Indemnified Parties that are different from or additional to those available to the Company, such Placement Agent Indemnified Party or Placement Agent Indemnified Parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Placement Agent Indemnified Party or Placement Agent Indemnified Parties. Upon receipt of notice from the Company to the Placement Agent Indemnified Party of the Company’s assumption the defense of such action and approval by such Placement Agent Indemnified Party of counsel, the Company will not be liable to such Placement Agent Indemnified Party under this Section 8 for any legal or other expenses subsequently incurred by such Placement Agent Indemnified Party in connection with the defense thereof unless: (i) the Placement Agent Indemnified Party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the Company), representing the Placement Agent Indemnified Parties who are parties to such action; (ii) the Company shall not have employed counsel satisfactory to the Placement Agent Indemnified Party to represent the Placement Agent Indemnified Party within a reasonable time after notice of commencement of the action; or (iii) the Company has authorized the employment of counsel for the Placement Agent Indemnified Party at the expense of the Company, in each of which cases the fees and expenses of counsel shall be at the expense of the Company.

(c)       Settlements. The Company shall not be liable under this Section 8 for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably conditioned, withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the applicable Placement Agent Indemnified Party or Placement Agent Indemnified Parties against any claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense by reason of such settlement or judgment. The Company shall not, without the prior written consent of the Placement Agent Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Placement Agent Indemnified Party is or could have been a party and indemnity was or could have been sought hereunder by such Placement Agent Indemnified Party, unless such settlement, compromise or consent includes: (i) an unconditional release of such Placement Agent Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Placement Agent Indemnified Party.

(d)       Contribution. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless a Placement Agent Indemnified Party under Section 8(a) above in respect of any claim, action, cause of action, suit, proceeding, investigation, damage, loss, liability or expense, then the Company shall contribute to the aggregate amount paid or payable by such Placement Agent Indemnified Party in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and such Placement Agent Indemnified Party, on the other, from the Offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then the Company shall contribute to such amount paid or payable by such Placement Agent Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and such Placement Agent Indemnified Party, on the other, in connection with the actions or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission.

The Company and Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by a Placement Agent Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party in connection with investigating or defending any such claim, action, cause of action, suit, proceeding or investigation. Notwithstanding the provisions of this subsection (d): (i) the Placement Agent shall not be required to contribute any amount in excess of the amount of the Cash Fee actually received by Placement Agent pursuant to this Agreement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)       Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which a Placement Agent Indemnified Party is entitled to indemnification or contribution under this Section 8 shall be paid by the Company to the Placement Agent Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than fifteen (15) days of invoice to the Company.

(f)       Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure was made by the Company in all Transaction Documents and in all regulatory filings made by the Company in Canada and the United States.

Section 9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any of its Subsidiaries set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of: (i) any investigation made by or on behalf of any Placement Agent Indemnified Party or any of their respective representatives or agents; (ii) acceptance of any Shares and payment therefor; and (iii) any termination of this Agreement or the completion of the Offering. A successor to any Placement Agent Indemnified Party shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in Section 8.

Section 10. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent to:

ThinkEquity
17 State Street, 22nd Floor
New York, NY 10004
Attn: Mr. Eric Lord, Head of Investment Banking
Fax: (212) 349-2550
Email: notices@think-equity.com

With a copy to:

Clark Wilson LLP
900 – 885 West Georgia Street
Vancouver, BC V6C 3H1
Facsimile: (604) 687-6314
Email: vhlus@cwilson.com
Attention: Virgil Hlus, Esq.

If to the Company:

BriaCell Therapeutics Corp.
Suite 300, Bellevue Centre
235 – 15th Street
West Vancouver, BC V7T 2X1
Email: williams@briacell.com
Attention: Dr. William V. Williams, Chief Executive Officer

with a copy (for informational purposes only) to:

Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th Floor
New York, NY 10036
Attention: Mr. Gregory Sichenzia
Email: gsichenzia@srf.law
Fax No: (212) 930-9725.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 12. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13. Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its Affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its Affiliates and each other person, if any, controlling the Placement Agent or any of its Affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 14. General Provisions.

(a)       This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)       The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arms’ length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

Section 15. Fee Tail. ThinkEquity shall be entitled to the Cash Fee with respect to any private or public financing or other capital raising transaction of any kind consummated within the 12 month period following the final Closing Date of the Offering with an investor whom ThinkEquity has directly introduced to the Company in connection with the Offering or during the term of this Agreement.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

BRIACELL THERAPEUTICS CORP.

By:
Name:
Title:

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

THINKEQUITY, A DIVISION OF FORDHAM FINANCIAL MANAGEMENT, INC.

By:
Name:
Title: